Exhibit 10.6(e)

February 19, 2014
EXCLUDED RECEIVABLES RELEASE
Reference is hereby made to (i) the Amended and Restated Receivables Sale Agreement, dated as of January 31, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), by and among Smithfield Receivables Funding LLC, a Delaware limited liability company, as Buyer, Smithfield Foods, Inc., a Virginia corporation, as servicer (the “Servicer”), SFFC, Inc., a Delaware corporation, each of Farmland Foods, Inc., a Delaware corporation, The Smithfield Packing Company, Incorporated, a Delaware corporation, Premium Pet Health, LLC, a Delaware limited liability company, Patrick Cudahy, LLC, a Delaware limited liability company, John Morrell & Co., a Delaware corporation, Smithfield Global Products, Inc., a Delaware corporation, Armour-Eckrich Meats LLC, a Delaware limited liability company, Smithfield of Canada, Ltd., a company incorporated under the laws of Canada, Smithfield Specialty Foods Group, LLC, a Delaware limited liability company, American Skin Food Group, LLC, a North Carolina limited liability company (“American Skin”) and such other Originators that may become party to the Receivables Sale Agreement with the consent of the Administrative Agent, (each, unless excluded from the Receivables Sale Agreement as an Excluded Originator in accordance therewith, an “Originator”) and (ii) the Amended and Restated Credit and Security Agreement, dated January 31, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit and Security Agreement"), by and among Smithfield Receivables Funding LLC, in its capacity as Borrower, Smithfield Foods, Inc., as initial servicer, the Lenders and Co-Agents from time to time party thereto, and Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland”, New York Branch, in its capacity as administrative agent (the “Administrative Agent”) and in its capacity as letter of credit issuer. Capitalized terms not defined herein shall have the meaning given such terms in the Receivables Sale Agreement.
The parties hereto acknowledge that the requirements for the termination of American Skin as an Originator set forth in Section 7.2(j) of the Credit and Security Agreement have been satisfied.
Accordingly, on February 19, 2014 (the “Effective Date”), in connection with the designation (by delivery of written notice in substantially the form attached hereto as Annex 1) of American Skin as an Excluded Originator pursuant to, and in accordance with, Section 1.8 of the Receivables Sale Agreement, any Excluded Receivables originated by American Skin and any proceeds thereof shall be deemed released from the lien created in favor of the Administrative Agent for the benefit of the Secured Parties under the Credit and Security Agreement without further action on the part of any party thereto; provided, that no event has occurred and is continuing, or would result from such release that will constitute an Event of Default or Unmatured Event of Default. The Administrative Agent agrees, at the expense of the Buyer, to take such actions, or permit the Servicer to take such actions, as are reasonably necessary and appropriate to release, and/or more fully evidence the release, of such lien in such Excluded Receivables.

Immediately following the release by the Administrative Agent of its lien in the Excluded Receivables relating to American Skin and any related proceeds, the Buyer may dispose of any such Excluded Receivables by sale or other transfer; provided that such sale or transfer shall be made without representations, warranties, covenants or indemnity. The Buyer agrees to take such actions, or permit the Servicer to take such actions, as are reasonably necessary and appropriate to release, and/or more fully evidence the release, of any lien in such Excluded Receivables.
Notwithstanding anything to the contrary contained in Section 1.8 of the Receivables Sale Agreement, the parties hereto agree that American Skin shall be deemed to be an Excluded Originator and the Receivables originated by American Skin shall be deemed to be Excluded Receivables as of the Effective Date.
The Buyer and the Administrative Agent agree to take any steps reasonably requested by the Servicer to terminate any Collection Account Agreement governing any Lock-Box or Collection Account relating to American Skin.
In connection with the termination of American Skin as an Originator pursuant to Section 1.8 of the Receivables Sale Agreement, the Administrative Agent hereby authorizes the filing of (i) a UCC-3 statement and exhibit with the Secretary of State of the State of North Carolina on the Effective Date to reflect the release of the lien on the Excluded Receivables evidenced by the UCC-1 statement filed on June 4, 2013 with an original financing statement number of 20130054380H and (ii) a UCC-3 statement and exhibit with the Secretary of State of the State of Delaware on the Effective Date to reflect the release of the lien on the Excluded Receivables evidenced by the UCC-1 statement filed on June 21, 2011 with an original financing statement number of 2011 2381930.
Sections 14.8, 14.9 and 14.10 of the Credit and Security Agreement are hereby incorporated by reference herein as if set forth herein in their entirety.

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Executed as of the date first written above.

SMITHFIELD RECEIVABLES FUNDING LLC, as Buyer
By: SFFC, Inc., its managing member

By:	_/s/ Jeffrey A. Porter__________________ Name: Jeffrey A. Porter Title: President
SMITHFIELD FOODS INC., as Servicer

By:	_/s/ Timothy Dykstra__________________ Name: Timothy Dykstra Title: Vice President

[Signature Page to Release]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Christopher Lew__________________ Name: Christopher Lew Title: Vice President

By:	/s/ Dana Hartman__________________ Name: Dana Hartman Title: Executive Director

[Signature Page to Release]

ANNEX 1
NOTICE
SMITHFIELD RECEIVABLES FUNDING LLC
February 19, 2014
The Addressees named in
Schedule 1 hereto
Re:    Smithfield Receivables Funding LLC – Receivables Sale Agreement
Ladies and Gentlemen:
Reference is hereby made to the Amended and Restated Receivables Sale Agreement, dated as of January 31, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), by and among Smithfield Receivables Funding LLC, a Delaware limited liability company, as Buyer, Smithfield Foods, Inc., a Virginia corporation ("Smithfield"), as servicer, SFFC, Inc., a Delaware corporation, each of Farmland Foods, Inc., a Delaware corporation, The Smithfield Packing Company, Incorporated, a Delaware corporation, Premium Pet Health, LLC, a Delaware limited liability company, Patrick Cudahy, LLC, a Delaware limited liability company, John Morrell & Co., a Delaware corporation, Smithfield Global Products, Inc., a Delaware corporation, Armour-Eckrich Meats LLC, a Delaware limited liability company, Smithfield of Canada, Ltd., a company incorporated under the laws of Canada, Smithfield Specialty Foods Group, LLC, a Delaware limited liability company, American Skin Food Group, LLC, a North Carolina limited liability company and such other Originators that may become party to the Receivables Sale Agreement with the consent of the Administrative Agent, (each, unless excluded from the Receivables Sale Agreement as an Excluded Originator in accordance therewith, an “Originator”).
Pursuant to Section 1.8 of the Receivables Sale Agreement, the Buyer gives notice of the termination of American Skin Food Group, LLC, in its capacity as an Originator, to be effective on or about February 19, 2014.
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Sale Agreement.

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IN WITNESS WHEREOF, the undersigned has caused this notice to be executed as of the date first written above.
Very truly yours,

SMITHFIELD RECEIVABLES FUNDING LLC

By: SFFC, Inc., its managing member

By:	____________________________________ Name: Jeffrey A. Porter Title: President

Schedule 1

Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland”, New York Branch Securitization – Transaction Management Rabobank International 245 Park Avenue New York, NY 10167	Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan
SFFC, Inc. c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan	Farmland Foods, Inc. c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan
The Smithfield Packing Company, Incorporated c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan	Premium Pet Health, LLC c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan
Patrick Cudahy, LLC c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan	John Morrell & Co. c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan
Smithfield Global Products, Inc. c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan	Armour-Eckrich Meats LLC c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan
Smithfield of Canada, Ltd. c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Robert Manly and Ken Sullivan	Smithfield Specialty Foods Group, LLC c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Timothy Dykstra
American Skin Food Group, LLC c/o Smithfield Foods, Inc. 200 Commerce Street Smithfield, VA 23430 Attention: Timothy Dykstra